Exhibit 99.4


                         NOTICE OF GUARANTEED DELIVERY
                                      for
                           Tender of All Outstanding
                     ____% Senior Notes, Series _ due ____
                                in Exchange for
                     ____% Senior Notes, Series _ due ____
                                       of
                        COLUMBUS SOUTHERN POWER COMPANY

Registered holders of outstanding ____% Senior Notes, Series _ due ____ (the "Outstanding Notes") who wish to tender their Outstanding Notes in exchange for a like principal amount of new ____% Senior Notes, Series _ due ____ (the "Exchange Notes") and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to Bank One, N.A. (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by facsimile transmission, mail or hand delivery to the Exchange Agent. See "The Exchange Offer - Procedures for Tendering" in the Prospectus.


                             The Exchange Agent is:

                                 BANK ONE, N.A.


             For Delivery by Regular, Registered or Certified Mail;
                          Hand or Overnight Delivery:

                                 Bank One, N.A.
                              1111 Polaris Parkway
                              Columbus, Ohio 43240
               Attention: Corporate Trust Operations Exchange Unit

      By Facsimile Transmission (for Eligible Guarantor Institutions Only):

                                 (614) 248-9987
               Attention: Corporate Trust Operations Exchange Unit

                              For Information Call:

                                 (800) 346-5153
               Attention: Corporate Trust Operations Exchange Unit

                         For Confirmation by Telephone:

                                 (800) 346-5153
               Attention: Corporate Trust Operations Exchange Unit


   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Guarantor Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.



Ladies and Gentlemen:

   The undersigned hereby tenders the principal amount of Outstanding Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated ____________, 2003 of Columbus Southern Power Company (the "Prospectus"), receipt of which is hereby acknowledged.


                DESCRIPTION OF OUTSTANDING NOTES TENDERED


                                                Certificate
                                   Name and      Number(s)
                                  Address of        of
                                  Registered    Outstanding
                                  Holder as        Notes
                                  it Appears     Tendered      Principal
                                    on the          (or         Amount
                                 Outstanding      Account         of
                                    Notes        Number at    Outstanding
                                   (Please      Book-Entry       Notes
 Name of Tendering Holder           print)       Facility)     Tendered




                                   SIGN HERE

Name of Registered or Acting Holder:___________________________________________

Signature(s):__________________________________________________________________

Name(s:________________________________________________________________________
                                 (please print):

Address:_______________________________________________________________________

Telephone Number:______________________________________________________________

Date:__________________________________________________________________________


IF OUTSTANDING NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING INFORMATION:


DTC Account Number:____________________________________________________________


Date:__________________________________________________________________________


      This Notice of Guaranteed Delivery must be signed by the registered holder(s) of the Outstanding Notes exactly as its (their) name(s) appear(s) on certificates for Outstanding Notes or on a security position listing as the owner of Outstanding Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with the Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):_______________________________________________________________________

Capacity:______________________________________________________________________

Address(es):___________________________________________________________________


                    THE FOLLOWING GUARANTEE MUST BE COMPLETED

                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) or agent's message in lieu thereof, with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).

Name of Firm:__________________________________________________________________

Address:_______________________________________________________________________

_______________________________________________________________________________
                                                                (Zip Code)
________________________________________
(Authorized Signature)

Title:__________________________________

Name:___________________________________
           (Please type or print)

Area Code and Telephone No.:________________________________________

Date:___________________________________

NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY.
      OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.